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As filed with the Securities and Exchange Commission on September 22, 1998
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-A
               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                             ____________________

                           KORN/FERRY INTERNATIONAL
              (Exact name of registrant as specified in charter)


              California                                 95-2623879
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)


   1800 Century Park East, Suite 900
       Los Angeles, California                            90067
(Address of Principal Executive Offices)                (Zip Code)

                             ____________________

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [_]

                             ____________________

Securities Act registration statement file number to which this form relates:
333-61697

                             ____________________

     Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class                      Name Of Each Exchange On Which
     To Be So Registered                      Each Class Is To Be Registered
     -------------------                      ------------------------------

         Common Stock                             New York Stock Exchange


     Securities to be registered pursuant to Section 12(g) of the Act:

     None.

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Item 1.  Description of Registrant's Securities to be Registered.

                The description of the Registrant's common stock, no par value, included under the caption "Description of Capital Stock" in the prospectus forming a part of the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 18, 1998 (Registration No. 333-61697), including exhibits, as such Registration Statement may be subsequently amended, is hereby incorporated by reference.
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                                   SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Los Angeles, State of California, on September 22, 1998.


                                       KORN/FERRY INTERNATIONAL


                                       By:  /s/ ELIZABETH S.C.S. MURRAY
                                          ----------------------------------
                                             Elizabeth S.C.S. Murray
                                           Chief Financial Officer and
                                             Executive Vice President